                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Portfolio Management Review......................  3
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  8
Statement of Operations..........................  9
Statement of Changes in Net Assets............... 10
Financial Highlights............................. 11
Notes to Financial Statements.................... 14
Report of Independent Accountants................ 19

RES ANR 7/99

                             LETTER TO SHAREHOLDERS

June 16, 1999

Dear Shareholder,

    With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.

    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


[SIG.]
Richard F. Powers III
Chairman
Van Kampen Asset Management Inc.


[SIG.]
Dennis J. McDonnell
President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

    The economy continued to grow at a record pace. The nation's gross domestic product, a measure of economic health, rose at an astounding 6.0 percent annualized rate in the fourth quarter of 1998, and remained strong at 4.5 percent through the first quarter of 1999. Growth was fueled by an increase in consumer spending even as retail prices inched upward. Consumer spending rose at a 6.7 percent annualized rate in the first quarter of 1999-an 11-year record. This willingness to spend was attributed to higher consumer confidence as a result of the positive employment environment. Although U.S. exports declined, the high level of spending on domestic goods and services compensated for this weak spot.

    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a recent boost in the consumer price index, pointing to the potential for higher inflation in the months ahead. This rise in inflation led the Federal Reserve to express a bias toward raising interest rates in the near term, although it did not make any rate changes over the past six months. Despite a lack of action by the Fed, long-term interest rates continued to climb during this period due to market conditions.

    Our outlook for the economy suggests that a moderate slowdown may be on the horizon. Healthy job growth, which has been supporting the strong consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate. Also, with the Asian economic crisis currently under control and financial improvements in other parts of the world, we believe the U.S. economy will remain strong even if growth slows somewhat in the near term.

                          INTEREST RATES AND INFLATION
                       May 31, 1997, through May 31, 1999
                                  [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
May 1997                                                                   5.6250                             2.2000
                                                                           6.5000                             2.3000
                                                                           6.0000                             2.2000
Aug 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Nov 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Feb 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
May 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Aug 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Nov 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Feb 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
May 1999                                                                   4.5000                             2.1000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                          PORTFOLIO MANAGEMENT REVIEW

                            VAN KAMPEN RESERVE FUND

We recently spoke with the management team of the Van Kampen Reserve Fund about the key events and economic forces that shaped the markets during the past fiscal year. The team includes Reid Hill, portfolio manager, who has managed the Fund since February 1998 and worked in the investment industry since 1995. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended May 31, 1999.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING ITS FISCAL YEAR?

   A In the first half of the reporting period, continuing instability overseas triggered volatility in the domestic markets. However, a triple-action rate cut by the Federal Reserve Board in the third quarter of 1998 soothed troubled markets. In response, investors who recognized that the U.S. economy remained fundamentally sound returned to the stock market with growing enthusiasm. By the first quarter of 1999, the Dow Jones Industrial Average had broken through the 10,000 point ceiling, and went on to climb past 11,000 points. However, the Fed shifted to a rate-tightening bias in late May, creating jitters among equity investors. As a result, some nervous investors fled to more stable shelter--including money market funds--as the Fund's fiscal year drew to a close.

   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   A In your last report, we explained that our ideal allocation model was to invest half of the Fund's assets in commercial paper, a third of its assets in bank notes and CDs (certificates of deposit), and the remainder among agency discount notes and repurchase agreements ("repos"). During the past six months, we renewed our focus on commercial paper, where we found more value than in the bank notes sector. However, the market volatility we experienced in the final days of the reporting period prompted us to pursue the liquidity of repos, thus creating an underweighting in the commercial paper sector at the end of the fiscal year.

    Within the commercial paper sector, we continued to select high-rated, short-term corporate securities with ratings of at least A-1/P-1 from Moody's and Standard & Poor's. These corporate securities provided income without assuming excessive risk. We also continued to favor commercial paper with an average maturity of 90 days or less. In the current interest-rate environment, we believe there is little benefit in extending the portfolio's risk by investing in longer-term paper, which provides only a minimally higher return.

                                    [GRAPH]

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Van Kampen Reserve Fund continued to provide shareholders with relative stability, daily liquidity at $1.00 per share, and a competitive level of current income(1). As of May 31, 1999, the seven-day average yield was 4.40 percent for Class A shares, 3.68 percent for Class B shares, and
3.67 percent for Class C shares, with an effective annual yield of 4.50 percent for Class A shares, 3.75 percent for Class B shares, and 3.74 percent for Class C shares.

    For the year ended May 31, 1999, the Fund achieved a total return at net asset value of 4.55 percent(2) for Class A shares, 3.78 percent(2) for Class B shares, and 3.77 percent(2) for Class C shares. Including sales charges, the Fund's total return was -0.22 percent for Class B shares, and 2.77 percent for Class C shares. (Sales charges do not apply for Class A shares.) Please note that the yield quotation more closely reflects the current earnings of the Fund than the total return quotation. Of course, past performance is no guarantee of future results.

    The average total return for money market funds, as measured by Lipper Analytical Services, was 4.58 percent over the same 12-month period. This return reflects the performance of 30 qualifying funds, assuming reinvestment of all distributions during the 12-month period.

(1)Fund shares are not guaranteed or insured by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

(2)Total return assumes reinvestment of all distributions for the 12-month period ended May 31, 1999.

   Q  WHAT IS YOUR OUTLOOK FOR THE MARKET OVER THE COMING MONTHS?

   A Once again, we find ourselves looking to the Fed for market direction. At this point, we expect the Fed to impose a rate hike sometime during the summer. (Editor's note: After the reporting period ended, the Fed raised interest rates by 0.25 percent on June 30.) We believe the market is tentatively anticipating and pricing a change in short-term interest rates, so it's unlikely that the actual change would prompt dislocations in the market.

    In conjunction with this outlook, we will maintain our pursuit of the ideal allocation model described earlier in this report. At the same time, we'll look to add value to the portfolio through careful security selection as we continue to seek to achieve the Fund's objectives.



[SIG.]
Reid Hill
Portfolio Manager


[SIG.]
Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

                            PORTFOLIO OF INVESTMENTS

                                  May 31, 1999
--------------------------------------------------------------------------------


  Par                                            Yield on
Amount                                           Date of                   Amortized
 (000)                 Description               Purchase      Maturity       Cost
--------------------------------------------------------------------------------------
          U.S. GOVERNMENT AGENCY OBLIGATIONS  19.8%
$ 8,900   Federal Home Loan Bank...............   5.016%       01/05/00   $  8,899,169
 17,940   Federal Home Loan Mortgage Corp.
          Discount Note........................   4.772        08/06/99     17,785,088
 20,000   Federal National Mortgage Association
          Discount Note........................   4.837        06/24/99     19,939,689
 12,720   Federal National Mortgage Association
          Discount Note........................   4.752        07/22/99     12,635,306
 24,000   Federal National Mortgage Association
          Discount Note........................   4.862        09/22/99     23,642,167
 18,107   Federal National Mortgage Association
          Discount Note........................   4.912        11/04/99     17,730,374
 10,000   Federal National Mortgage Association
          Medium Term Note.....................   4.783        06/30/99     10,009,481
 25,000   Federal National Mortgage Association
          Medium Term Note.....................   4.931        07/30/99     25,003,472
                                                                          ------------
          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.....................    135,644,746
                                                                          ------------
          CERTIFICATES OF DEPOSIT  20.8%
 10,000   Bank of Nova Scotia..................   5.100        02/09/00      9,997,995
 25,000   Commerzbank, AG......................   5.000        02/01/00     24,995,952
 23,000   Dresdner Bank, AG....................   4.810        06/07/99     22,999,993
 20,000   National Westminster Bank Plc........   5.010        01/07/00     19,994,395
 20,200   Rabobank Nederland, NV...............   4.860        08/10/99     20,200,383
 25,000   Societe Generale.....................   4.860        07/15/99     25,000,000
 20,000   State Street Bank & Trust Co. .......   4.860        06/15/99     20,000,000
                                                                          ------------
          TOTAL CERTIFICATES OF DEPOSIT................................    143,188,718
                                                                          ------------
          COMMERCIAL PAPER  53.0%
 25,000   Abbott Labs..........................   4.819        06/17/99     24,946,667
 25,000   American Express Co. ................   4.849        07/28/99     24,810,396
 25,000   American General Finance Corp........   4.874        08/13/99     24,756,160
 25,000   Associates Corp. of North America....   4.839        06/07/99     24,980,000
 25,000   Chevron USA, Inc.....................   4.838        06/01/99     25,000,000
 25,000   CIT Group Holdings, Inc. ............   4.799        06/22/99     24,930,583
 25,000   Coca Cola Co. .......................   4.788        06/03/99     24,993,389

                                               See Notes to Financial Statements

                                  May 31, 1999
--------------------------------------------------------------------------------

  Par                                            Yield on
Amount                                           Date of                   Amortized
 (000)                 Description               Purchase      Maturity       Cost
--------------------------------------------------------------------------------------
          COMMERCIAL PAPER (CONTINUED)
$25,000   Ford Motor Credit Corp...............   4.827%       06/10/99   $ 24,970,062
 20,000   General Electric Capital Corp........   4.923        06/01/99     20,000,000
 25,000   General Electric Capital Corp........   4.899        08/05/99     24,782,431
 25,000   IBM Credit Corp. ....................   4.771        06/28/99     24,910,938
 25,000   John Deere Capital Corp..............   4.858        07/07/99     24,880,000
 25,000   Norwest Financial Inc. ..............   4.761        06/01/99     25,000,000
 20,000   Prudential Funding Corp. ............   4.853        06/01/99     20,000,000
 25,000   Prudential Funding Corp. ............   4.889        08/18/99     24,738,375
                                                                          ------------
          TOTAL COMMERCIAL PAPER.......................................    363,699,001
                                                                          ------------
          NOTES  6.5%
 20,000   First Chicago Corp. National Bank....   4.970        09/01/99     20,000,000
 25,000   Lasalle National Bank................   4.860        06/11/99     25,000,000
                                                                          ------------
          TOTAL NOTES..................................................     45,000,000
                                                                          ------------
          REPURCHASE AGREEMENTS  39.1%
          BankAmerica Securities ($135,296,000 par collateralized by
          U.S. Government obligations in a pooled cash account, dated
          05/28/99, to be sold on 06/01/99 at $135,368,910)............    135,296,000
          Warburg Dillon Read ($132,824,000 par collateralized by U.S.
          Government obligations in a pooled cash account, dated
          05/28/99 to be sold on 06/01/99 at $132,894,840).............    132,824,000
                                                                          ------------
          TOTAL REPURCHASE AGREEMENTS..................................    268,120,000
                                                                          ------------
          TOTAL INVESTMENTS  139.2% (A)................................    955,652,465
          LIABILITIES IN EXCESS OF OTHER ASSETS  (39.2%)...............   (269,336,225)
                                                                          ------------
          NET ASSETS  100.0%...........................................   $686,316,240
                                                                          ============

(a) At May 31, 1999, cost is identical for both book and federal income tax purposes.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                  May 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments, at amortized cost which approximates
  market, including repurchase agreements of $268,120,000...    $955,652,465
Receivables:
  Fund Shares Sold..........................................       3,141,280
  Interest..................................................       2,871,901
Other.......................................................          86,313
                                                                ------------
      Total Assets..........................................     961,751,959
                                                                ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................     273,885,448
  Distributor and Affiliates................................         670,792
  Investment Advisory Fee...................................         292,978
  Income Distributions......................................          22,912
  Custodian Bank............................................           9,386
Accrued Expenses............................................         344,305
Trustees' Deferred Compensation and Retirement Plans........         209,898
                                                                ------------
      Total Liabilities.....................................     275,435,719
                                                                ------------
NET ASSETS..................................................    $686,316,240
                                                                ============
NET ASSETS CONSIST OF:
Capital (par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $686,335,133
Accumulated Undistributed Net Investment Income.............          43,171
Accumulated Net Realized Loss...............................         (62,064)
                                                                ------------
NET ASSETS..................................................    $686,316,240
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net Asset Value, Offering Price and Redemption Price per
    share (Based on net assets of $529,609,515 and
    529,626,999 shares of beneficial interest issued and
    outstanding)............................................    $       1.00
                                                                ============
  Class B Shares:
    Net Asset Value and Offering Price per share (Based on
    net assets of $129,787,484 and 129,788,943 shares of
    beneficial interest issued and outstanding).............    $       1.00
                                                                ============
  Class C Shares:
    Net Asset Value and Offering Price per share (Based on
    net assets of $26,919,241 and 26,923,579 shares of
    beneficial interest issued and outstanding).............    $       1.00
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended May 31, 1999
---------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $43,073,518
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      3,246,846
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $901,403, $1,370,540 and $226,498,
  respectively).............................................      2,498,441
Shareholder Services........................................      1,748,775
Custody.....................................................        170,096
Trustees' Fees and Related Expenses.........................         49,776
Legal.......................................................         24,140
Other.......................................................        597,745
                                                                -----------
    Total Expenses..........................................      8,335,819
    Less Credits Earned on Overnight Cash Balances..........        120,021
                                                                -----------
    Net Expenses............................................      8,215,798
                                                                -----------
NET INVESTMENT INCOME.......................................    $34,857,720
                                                                ===========
NET REALIZED GAIN...........................................    $    31,626
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $34,889,346
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended May 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                  Year Ended         Year Ended
                                                 May 31, 1999       May 31, 1998
----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................... $     34,857,720   $     24,003,578
Net Realized Gain/Loss........................           31,626            (25,912)
                                               ----------------   ----------------
Change in Net Assets from Operations..........       34,889,346         23,977,666
                                               ----------------   ----------------
Distributions from Net Investment Income:
  Class A Shares..............................      (28,300,866)       (20,677,191)
  Class B Shares..............................       (5,631,517)        (2,897,824)
  Class C Shares..............................         (934,371)          (402,667)
                                               ----------------   ----------------
Total Distributions...........................      (34,866,754)       (23,977,682)
                                               ----------------   ----------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................           22,592                (16)
                                               ----------------   ----------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................   22,546,743,249     11,140,736,165
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................       34,866,754         23,977,682
Cost of Shares Repurchased....................  (22,668,497,361)   (10,954,208,156)
                                               ----------------   ----------------
Net Change in Net Assets from Capital
  Transactions................................      (86,887,358)       210,505,691
                                               ----------------   ----------------
TOTAL INCREASE/DECREASE IN NET ASSETS.........      (86,864,766)       210,505,675
NET ASSETS:
Beginning of the Period.......................      773,181,006        562,675,331
                                               ----------------   ----------------
End of the Period (Including accumulated
  undistributed net investment income of
  $43,171 and $52,205,
  respectively)............................... $    686,316,240   $    773,181,006
                                               ================   ================

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                      Year Ended May 31,
                                        -----------------------------------------------
            Class A Shares               1999      1998      1997      1996      1995
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..............................  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                        -------   -------   -------   -------   -------
Net Investment Income.................    .0449     .0467     .0440     .0465     .0434
Less Distributions from Net Investment
  Income..............................   (.0449)   (.0467)   (.0440)   (.0465)   (.0434)
                                        -------   -------   -------   -------   -------
New Asset Value, End of the Period....  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                        =======   =======   =======   =======   =======
Total Return..........................    4.55%     4.78%     4.52%     4.75%     4.43%
Net Assets at End of the Period (In
  millions)...........................  $ 529.6   $ 634.1   $ 451.3   $ 440.3   $ 319.7
Ratio of Expenses to Average Net
  Assets*(a)..........................    0.84%     1.02%     1.02%     1.07%     1.00%
Ratio of Net Investment Income to
  Average Net Assets*.................    4.38%     4.60%     4.38%     4.62%     4.28%

  * For the years ended May 31, 1995 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.
(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                         April 18, 1995
                                         Year Ended May 31,             (Commencement of
                                -------------------------------------   Distribution) to
        Class B Shares           1999      1998      1997      1996       May 31, 1995
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................  $  1.00   $  1.00   $  1.00   $  1.00        $  1.00
                                -------   -------   -------   -------        -------
Net Investment Income.........    .0374     .0391     .0363     .0388          .0047
Less Distributions from Net
  Investment Income...........   (.0374)   (.0391)   (.0363)   (.0388)        (.0047)
                                -------   -------   -------   -------        -------
New Asset Value, End of the
  Period......................  $  1.00   $  1.00   $  1.00   $  1.00        $  1.00
                                =======   =======   =======   =======        =======
Total Return (a)..............    3.78%     3.99%     3.71%     3.95%          .47%*
Net Assets at End of the
  Period (In millions)........  $ 129.8   $ 123.0   $ 103.0   $  81.5        $   4.2
Ratio of Expenses to Average
  Net Assets**(b).............    1.63%     1.79%     1.77%     1.86%          1.76%
Ratio of Net Investment Income
  to Average Net Assets**.....    3.71%     3.91%     3.70%     3.75%          3.52%

 * Non-Annualized

 ** For the period ended May 31, 1995 and the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(a) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                         April 18, 1995
                                         Year Ended May 31,             (Commencement of
                                -------------------------------------   Distribution) to
        Class C Shares           1999      1998      1997      1996       May 31, 1995
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................  $  1.00   $  1.00   $  1.00   $  1.00        $  1.00
                                -------   -------   -------   -------        -------
Net Investment Income.........    .0373     .0392     .0362     .0387          .0049
Less Distributions from Net
  Investment Income...........   (.0373)   (.0392)   (.0362)   (.0387)        (.0049)
                                -------   -------   -------   -------        -------
Net Asset Value, End of the
  Period......................  $  1.00   $  1.00   $  1.00   $  1.00        $  1.00
                                =======   =======   =======   =======        =======
Total Return (a)..............    3.77%     3.99%     3.72%     3.94%          .49%*
Net Assets at End of the
  Period (In millions)........  $  26.9   $  16.1   $   8.4   $   9.7        $   0.6
Ratio of Expenses to Average
  Net Assets**(b).............    1.63%     1.78%     1.78%     1.87%          1.76%
Ratio of Net Investment Income
  to Average Net Assets**.....    3.73%     3.91%     3.64%     3.81%          3.52%

 * Non-Annualized

 ** For the period ended May 31, 1995 and the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(a) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                  May 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Reserve Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek protection of capital and high current income through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The distribution of the Fund's Class B and Class C shares commenced on April 18, 1995.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized to the maturity of the instrument.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                                  May 31, 1999
--------------------------------------------------------------------------------

C. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $62,064 which will expire between May 31, 2001 and May 31, 2006.
    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following fiscal year.

D. DISTRIBUTION OF INCOME AND GAINS--The Fund declares dividends daily from net investment income and capital gains, if any, and automatically reinvests such dividends daily. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.
E. EXPENSE REDUCTIONS--During the year ended May 31, 1999, the Fund's custody fee was reduced by $120,021 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $150 million....................................      .50 of 1%
Next $100 million.....................................      .45 of 1%
Next $100 million.....................................      .40 of 1%
Over $350 million.....................................      .35 of 1%

    For the year ended May 31, 1999, the Fund recognized expenses of approximately $24,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended May 31, 1999, the Fund recognized expenses of approximately $227,500 representing Van Kampen Funds Inc.'s, or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

                                  May 31, 1999
--------------------------------------------------------------------------------

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 1999, the Fund recognized expenses of approximately $1,146,300. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At May 31, 1999, capital aggregated $529,613,415, $129,798,384, and $26,923,334 for Classes A, B and C, respectively. For the year ended May 31, 1999, transactions were as follows:

                                            SHARES              VALUE
---------------------------------------------------------------------------
Sales:
  Class A.............................   20,964,963,416    $ 20,964,963,502
  Class B.............................    1,241,941,716       1,241,941,716
  Class C.............................      339,838,031         339,838,031
                                        ---------------    ----------------
Total Sales...........................   22,546,743,163    $ 22,546,743,249
                                        ===============    ================
Dividend Reinvestment:
  Class A.............................       28,300,866    $     28,300,866
  Class B.............................        5,631,517           5,631,517
  Class C.............................          934,371             934,371
                                        ---------------    ----------------
Total Dividend Reinvestment...........       34,866,754    $     34,866,754
                                        ===============    ================
Repurchases:
  Class A.............................  (21,097,762,520)   $(21,097,762,520)
  Class B.............................   (1,240,799,799)     (1,240,799,799)
  Class C.............................     (329,935,042)       (329,935,042)
                                        ---------------    ----------------
Total Repurchases.....................  (22,668,497,361)   $(22,668,497,361)
                                        ===============    ================

                                  May 31, 1999
----------------------------------------------------------------------------

    At May 31, 1998, capital aggregated $634,111,567, $123,024,950 and
$16,085,974 for Classes A, B and C, respectively. For the year ended May 31, 1998, transactions were as follows:

                                            SHARES              VALUE
---------------------------------------------------------------------------
Sales:
  Class A.............................   10,148,446,425    $ 10,148,446,425
  Class B.............................      844,805,255         844,805,255
  Class C.............................      147,484,485         147,484,485
                                        ---------------    ----------------
Total Sales...........................   11,140,736,165    $ 11,140,736,165
                                        ===============    ================
Dividend Reinvestment:
  Class A.............................       20,677,191    $     20,677,191
  Class B.............................        2,897,824           2,897,824
  Class C.............................          402,667             402,667
                                        ---------------    ----------------
Total Dividend Reinvestment...........       23,977,682    $     23,977,682
                                        ===============    ================
Repurchases:
  Class A.............................   (9,986,307,711)   $ (9,986,307,711)
  Class B.............................     (827,716,565)       (827,716,565)
  Class C.............................     (140,183,880)       (140,183,880)
                                        ---------------    ----------------
Total Repurchases.....................  (10,954,208,156)   $(10,954,208,156)
                                        ===============    ================

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution

                                  May 31, 1999
--------------------------------------------------------------------------------

and service fees and incremental transfer agency costs. Class B shares will automatically convert to Class A shares after the eighth year following purchase.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
                                                     ---------------------
YEAR OF REDEMPTION                                   CLASS B       CLASS C
--------------------------------------------------------------------------
First............................................      4.00%         1.00%
Second...........................................      4.00%          None
Third............................................      3.00%          None
Fourth...........................................      2.50%          None
Fifth............................................      1.50%          None
Sixth and Thereafter.............................       None          None

    For the year ended May 31, 1999, Van Kampen, as Distributor for the Fund, received commissions on redeemed shares which were subject to a CDSC of approximately $973,600. Sales charges do not represent expenses of the Fund.

4. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12B-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .15% of average daily net assets of Class A shares and .90% each of Class B and Class C shares are accrued daily. Included in these fees for the year ended May 31, 1999, are payments retained by Van Kampen of approximately $1,204,500.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Reserve Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Reserve Fund (the "Fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
July 1, 1999

                            VAN KAMPEN RESERVE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*
Chairman

SUZANNE H. WOOLSEY, PH.D

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds, Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

     This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.